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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest Event Reported):
                               August 18, 2000


               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2000, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2000-3).

                                 CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-38686                95-4596514
----------------------------          ------------         -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


      4500 Park Granada

    Calabasas, California                                         91302
    ---------------------                                       ----------
    (Address of Principal                                       (Zip Code)
     Executive Offices)

     Registrant's telephone number, including area code (818) 225-3237
                                                        ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2000-3.

     In connection with the offering of the Asset-Backed Certificates, Series 2000-3, Countrywide Securities Corporation ("CSC") and Greenwich Capital Markets, Inc. ("Greenwich"), as underwriters of the Offered Certificates, have prepared certain materials (the "CSC Computational Materials" and the "Greenwich Computational Materials") for distribution to their potential investors. Although the Company provided CSC and Greenwich with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials, or the Greenwich Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials and Greenwich Computational Materials, which are listed as Exhibit 99.1 and Exhibit 99.2 hereto, are filed on Form SE dated August 18, 2000.

______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2000-3.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1      CSC Computational Materials filed on Form SE dated
                    August 18, 2000.

          99.2 Greenwich Computational Materials filed on Form SE dated August 18, 2000.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.



                                      By: /s/ Michael Muir
                                          ---------------------------
                                            Michael Muir
                                            Vice President

Dated:  August 18, 2000



Exhibit Index
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Exhibit                                                                    Page
-------                                                                    ----

99.1           Countrywide Securities Corporation Computational
               Materials filed on Form SE dated August 18, 2000.

99.2           Greenwich Capital Markets, Inc. Computational
               Materials filed on Form SE dated August 18, 2000.



                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                               August 18, 2000

BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  CWABS, Inc.
          Asset-Backed Certificates, Series 2000-3
          ----------------------------------------

Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, and pursuant to Rule 311(i) of Regulation S-T, Exhibit 99.1 will be filed on Friday, August 18, 2000 in paper on Form SE.

                               Very truly yours,

                               /s/ Zafar Sobhan

                               Zafar Sobhan


Enclosure